American Funds Insurance Series® Managed Risk International Fund Summary Prospectus Supplement January 1, 2019 (for Class P1 and Class P2 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers of the underlying funds” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers of the underlying funds The individuals primarily responsible for the portfolio management of the International Fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the International Fund	Primary title with investment adviser
Sung Lee Vice President	12 years	Partner – Capital Research Global Investors
Renaud H. Samyn Vice President	5 years	Partner – Capital Research Global Investors
L. Alfonso Barroso	9 years	Partner – Capital Research Global Investors
Jesper Lyckeus	11 years	Partner – Capital Research Global Investors
Christopher Thomsen	12 years	Partner – Capital Research Global Investors

The individuals primarily responsible for the portfolio management of the Bond Fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the Bond Fund	Primary title with investment adviser
Pramod Atluri	2 years	Vice President – Capital Fixed Income Investors
David A. Hoag	11 years	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. INP8BS-016-0119O CGD/8024-S69981